Clinical Program Update: NKX101 for Relapsed or Refractory AML 27 June 2023 Clinical Data as of 10 Jun 2023 Exhibit 99.2

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Next generation platform built for: CAR NK cells driving a revolution in off-the-shelf cell therapy Allogeneic, off-the-shelf, and on demand Industrialized manufacturing Outpatient administration Targeting receptor CAR NK Cell OX40 costimulatory domain CD3ζ signaling moiety CAR membrane bound IL-15 Blood cancers and solid tumors

AML is a rapidly progressing leukemia with a poor prognosis

- **Heterogenous group of blood cancers treated with risk-adapted chemotherapy**
  - Most patients will ultimately die from relapse or complications from therapy
- **Outcomes for patients with relapsed or refractory disease are especially poor**
  - Low response rates with standard chemotherapy
  - 12-18% CR rate, including venetoclax-based regimens
- **Allogeneic HCT is best chance of long-term cure**
  - Limited to patients who are fit
  - Pre-transplant CR improves outcomes

Survival of relapsed AML



100
80
60
40
20
0
Survival (%)
≤ 55 years 5 yr survival - 11%
> 55 years 5 yr survival - 6%
0
5
10
15
Years

Bewersdorf, J, et al. *Haematologica.* 2020.105(11), 2659.
Perl, et al *N Engl J Med.* 2019 Oct 31;381(18):1728-1740.
Roboz, et al *J Clin Oncol.* 2014 Jun 20;32(18):1919-26.
Rowe, et al *Blood.* 2010 116 (17).

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AML, acute myeloid leukemia; CR, complete response; HCT, hematopoietic cell transplantation

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Biomarkers have driven development of recent AML therapies

- **CAR T cell therapy for AML has been limited by lack of appropriate antigens**
- **Most recent approvals have been targeted therapies using genetic biomarkers**
- **Response rates are limited, even among those few with targetable mutations**

Biomarker	FLT3	IDH1	IDH2
Prevalence in AML	~30%	6-10%	9-13%
Approved targeted therapy	gilteritinib	ivosidenib	enasidenib
CR rate	21%	22%	19%
Estimated CR rate in total AML population	**6%**	**1-2%**	**2-3%**

Mardiana, et al. *Front Oncol*. 2020 May 6;10:69.
Perl, et al *N Engl J Med*. 2019 Oct 31;381(18):1728-1740.
DiNardo, et al. *N Engl J Med* 2018; 378:2386-2398.
Stein, et al. *Blood*. 2017 Aug 10;130(6):722-731.

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AML, acute myeloid leukemia; CR, complete response; CAR, chimeric antigen receptor.

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NK cells kill malignant cells through a balance of signals No need for prior antigen exposure No GVHD due to lack of T-cell receptor NK cell therapy without HCT has been explored in AML for almost 20 years Well tolerated with limited CRS or ICANS in non-transplant setting CR rate <20% with haploidentical NK cells NK cells have potential for antigen-independent therapy AML, acute myeloid leukemia; CR, complete response; CRS, cytokine release syndrome; HCT, hematopoietic cell transplantation; GVHD, graft-versus-host disease; ICANS, immune effector cell-associated neurotoxicity syndrome; NK cells, natural killer cells Bachier, et al. Blood. 2020. 136, Supp 1. 42-43. Imai, et al. Blood. 2005 Jul 1;106(1):376-83.

High-risk pre-treated patient population  r/r AML ≥1 therapy Must have received approved targeted therapy Pre- and post-BMT NKX101 lymphodepletion with fludarabine/cyclophosphamide Flu/Ara-C Flu/Cy Lymphodepletion NKX101 multi-dosing cycle 2-3 doses of CAR-NK per cycle Day 28 Day 0 Day 7 Day 14 Based on standard criteria Cyclophosphamide Fludarabine Days -5 to -3 Additional cycles to potentially deepen response NCT04623944 Efficacy assessment NKG2D CAR mb IL-15

NKX101 patients were multiply-relapsed with poor prognosis Characteristics Total (N=30) Age, median (range) 65 (22 - 81) Baseline ECOG, n (%)    0-1 26 (87%)    2 3 (10%) Baseline marrow blast %, median (range) 18.5 (1 - 85) AML Risk Category, n (%)    Favorable 4 (13%)    Intermediate 7 (23%)    Poor/adverse 17 (57%) Median prior lines of therapy (range) 2 (1 - 12)    Prior allogeneic transplant, n (%) 5 (17%)    Prior venetoclax, n (%) 27 (90%)    Prior fludarabine, n (%) 6 (20%) 90% 2 57% Prior venetoclax Median lines of prior therapy Adverse risk AML ANC, absolute neutrophil count; ECOG, Eastern Cooperative Oncology Group. Based on interim data from open clinical database as of 10 June 2023 Flu/Cy

No DLTs through 1.5B cells/dose Myelosuppression and infection consistent with LD and underlying disease were the most common higher-grade toxicities Limited CAR T-like toxicities 5 (12%) had infusion reactions, all grade 1/2 5 (12%) patients had CRS, all grade 1/2 1 grade 2 ICANS (Cycle 2) No graft-versus-host disease NKX101 with Flu/Cy LD was well-tolerated across dose levels CRS, cytokine release syndrome; DLT, dose limiting toxicity; ICANS, Immune Effector Cell-Associated Neurotoxicity Syndrome; LD, lymphodepletion * Treatment emergent adverse events regardless of relationship  ^ In the setting of febrile neutropenia/pneumonia  Grade 3+ AEs* in ≥10% of patients Total (n=30) Hematologic Events   Thrombocytopenia 18 (60%)   Anemia 16 (53%)    Neutropenia 13 (43%)    Febrile neutropenia  8 (27%)   White blood cell count decreased 5 (17%)   Leukocytosis 4 (13%) Infections   Pneumonia 3 (10%) Other   Hypoxia ^ 4 (13%)   Fatigue 3 (10%)   Hypotension 3 (10%) Based on interim data from open clinical database as of 10 June 2023 Flu/Cy

1 2 3 4 5 6 7 8 9 10 11 12 Response to NKX101 after Flu/Cy lymphodepletion – Early cohorts CNS, central nervous system; CR, complete response; CRi, CR with residual thrombocytopenia; HCT: hematopoietic stem cell transplant; MRD, minimal residual disease; MLFS, morphological leukemia-free state; PD, progressive disease; PR, partial response; SD, stable disease. Based on interim data from open clinical database as of 24 June 2023 Koschade, et al. Ann Hematol. 2022 Aug;101(8):1703-1710. Flu/Cy <5% peripheral blasts Previously presented patients with AML treated in cohorts prior to 1B cells/dose x 3 100M / 300M x 3 doses 150M / 1.5B x 2 doses Response appeared more consistent in those patients with <5% blasts in blood Marrow blasts: 3-40%  ~50% of patients with r/r AML Patient

13 additional patients with AML 12 at 1.5 B x 3 cell dose 1 at 1 B x 3 cell dose* 4/18 (22%) CR/CRi rate 3 previously reported CR, 1 new CRi (MRD negative) Consolidation with HCT has maintained long-term CR  Response to NKX101 after Flu/Cy lymphodepletion (≥1B/dose x 3) CR, complete response; CRi, CR with residual thrombocytopenia; LD, lymphodepletion; MRD, minimal residual disease; MLFS, morphological leukemia-free state; PD, progressive disease; PR, partial response; SD, stable disease. Flu/Cy Based on interim data from open clinical database as of 24 June 2023 * Patient was previously reported as diagnosed with MDS in Apr 2022 update Patient Patient 1.5B x 3 (n=13) 30 29 28 27 26 25 24 23 22 21 20 19 18 1 B x 3 (n=5) 17 16 15 14 13 <5% peripheral blasts 20% blasts  MRD negative 12% blasts  MRD negative Dose

Flu/Ara-C

NKX101 lymphodepletion with Ara-C

- **Fludarabine/Ara-C with anthracycline (e.g. FLAG-Ida) is a frequent salvage regimen for r/r AML with true CR rate of ~10% and cCR rate of ~20% as a comparator arm**
  - Anthracyclines (idarubicin, mitoxantrone, etc) add toxicity and limit addressable population
- **Ara-C (cytarabine) is a DNA damaging agent with potent immunosuppressive effects**
  - Incorporated across AML treatment landscape, including upfront therapy
- **Exposure upregulates NKG2D ligands, increasing sensitivity to NK killing *in vivo***


Lymphodepletion
• Cytarabine (2 g/m^2)
• Fludarabine (30 mg/m^2)
NKX101
• 3 doses of CAR-NK per cycle
• 1.5 B cells/dose
Efficacy assessment
• Based on standard criteria
Days -7 to -3
Day 0
Day 7
Day 14
Day 28
Additional cycles to potentially deepen response

CR: complete response; cCR, cumulative CR rate; FLAG-Ida: fludarabine, cytarabine +/- GCSF and idarubicin; NK: natural killer; NKG2D: natural killer group 2, member D

Roboz, et al *J Clin Oncol.* 2014 Jun 20;32(18):1919-26.
Perl, et al *N Engl J Med.* 2019 Oct 31;381(18):1728-1740.
Holubova, et al. *Int J Mol Sci*. 2019 Jul 15;20(14):3472.
Ogbomo, et al. *Neoplasia*. 2008 Dec; 10(12): 1402–1410.
Cytarabine USPI

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Demographics for Flu/Ara-C lymphodepletion cohort Characteristics Total (N = 6) Age, median (range) 61.5 (27 - 70) Baseline ECOG, n (%)    0-1 5 (83%)    2 1 (17%) Baseline blast %, median (range)    Marrow 35 (20 - 86)    Peripheral blood 19 (8-79) AML Risk Category, n (%)    Intermediate 1 (17%)    Poor/adverse 5 (83%) Median prior lines of therapy (range) 2 (1 - 3)    Prior venetoclax, n (%) 6 (100%) Prior cytarabine, n (%) 3 (50%) Flu/Ara-C AML: acute myeloid leukemia; ANC, absolute neutrophil count; ECOG, Eastern Cooperative Oncology Group. Flu/Ara-C 100% 2 83% Median prior lines of therapy Adverse risk AML Prior venetoclax Based on interim data from open clinical database as of 10 June 2023

No DLTs (all 1.5B cells/dose) Myelosuppression and infection were the most common higher-grade toxicities and consistent with LD and underlying disease No Grade >3 infections No CAR T-like toxicities No CRS of any grade No ICANS/neurotoxicity No graft-versus-host disease Manageable safety profile for Flu/Ara-C lymphodepletion cohort Flu/Ara-C DLT, dose limiting toxicity; LD, lymphodepletion; CAR, chimeric antigen receptor; CRS, cytokine release syndrome; ICANS, Immune Effector Cell- Associated Neurotoxicity Syndrome; AE, adverse event; WBC, white blood count. Flu/Ara-C Grade 3+ AEs in >1 subject Total (n=6) Hematologic Events     Anemia 3 (50%)   Febrile neutropenia  3 (50%)     Neutropenia 3 (50%)     Thrombocytopenia 2 (33%)   Lymphocyte count decreased  2 (33%)   WBC decreased 2 (33%) Infections     Sepsis 3 (50%) Based on interim data from open clinical database as of 10 June 2023

Deep disease control with NKX101 with Flu/Ara-C lymphodepletion Flu/Ara-C 7+3: Cytarabine + anthracycline; HiDAC: high dose Ara-C; dec: decitabine; ven: venetoclax. Based on interim data from open clinical database as of 24 June 2023 Bejanyan, et al Biol Blood Marrow Transplant. 2015 Mar;21(3):454-9. Stone, et al. Leuk Res. 2019 Jul;82:36-42. Patient Info Marrow Blast 1 70 yo ♂ TP53 AML relapse <6 mo post HCT 30% 2 50 yo ♂ WT1 AML relapse <6 mo post HCT 30% 3 27 yo ♂ AML refractory to 7+3, HiDAC, FLT3 inh 86% 4 70 yo ♂ AML refractory to ven/aza, CD123 ADC 40% 5 63 yo ♀ AML, refractory to dauno/Ara-C, dec/ven 79% 6 60 yo ♀ AML unfit, refractory to dec/ven 20% Deep responses in patients with high-risk clinical features Early relapse post-HCT Chemo-refractory disease Medically unfit 4/6 (67%) CR/CRi rate 3/6 (50%) CR rate NKX101 Response CR (MRD negative) after cycle 1 Consolidated with cycle 2, remains in CR CRi (MRD negative) after 3 cycles Response deepened with each of cycle CR (MRD 0.18%) after 1 cycle Taken to allogeneic HCT, remains in CR Progressive disease Progressive disease CR, flow negative (MRD pending) after 1 cycle Patient

Exposure consistent with previously published data using haploidentical NK cells No need for exogenous IL-2 or other cytokine support Ara-C can replace cyclophosphamide without compromising PK Fludarabine/Cyclophosphamide (n=10) Fludarabine/Ara-C (n=5) Median NK101 copies/ug DNA Median NK101 copies/ug DNA Day Day Romee, et al. Sci Transl Med. 2016 Sep 21; 8(357) NKX019 NKX101 dosed on days 0, 7, and 14

Ligand staining via IHC performed on baseline bone marrow samples prior to lymphodepletion and NKX101 MICA/B and ULBP 1/3 H-score combines % positive cells and intensity of expression Ligand expression trends higher among responders at higher doses (≥1B) NKG2D ligands consistently detected in patient bone marrow samples All patients at 1B dose and over Non- Responders Responders

Cytokine elevation is modest and not required for clinical response

- **Cytokine levels were measured in patients throughout treatment**
  - Elevation of IL-15, IL-6, IFNγ, IL-10, and IL-8 are all associated with inflammation & CRS
  - Peak levels were only marginally above baseline for most patients
- **Severe CAR T-cell associated CRS can be associated with ~100-fold increases of these pro-inflammatory cytokines**
- **No association was observed between elevated serum cytokines and response to NKX101**


Cytokine Fold-Change per Cycle
Maximum Fold-Change
30
20
10
0
CR
Non-CR
IL-15
IL-6
IFNγ
IL-10
IL-8

Morris, et al *Nat Rev Immunol*. 2022 Feb;22(2):85-96.
Maude, et al. *Cancer J*. 2014 Mar-Apr; 20(2): 119–122.

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Summary and Next Steps

- **Relapsed/refractory AML is a heterogenous disease with limited therapeutic options**
  - Response rates to traditional chemotherapy remain unacceptably low
  - Approved targeted therapies provide an option for limited number of patients
- **Incorporating Ara-C into NKX101 lymphodepletion provides encouraging antileukemic activity (67% CR/CR$_i$ rate) although follow-up is limited**
  - Cytokines remain low throughout treatment with NKX101, differentiating from CAR T cell therapies
  - Safety profile and pharmacokinetics facilitate moving into earlier lines of therapy with standard of care treatment
- **Next update planned for 1H24**
  - Clinical amendment pending to include consolidation and retreatment
  - Additional enrollment planned in fludarabine / Ara-C cohort

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